UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 15, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

533 Airport Blvd, Suite 400, Burlingame, CA 94010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The company announced the closing of the divestiture of its wholly owned subsidiary, IA Global Acquisition Co. (“IAG”) and its remaining holdings related to QuikCAT Technologies (“QuikCAT”) to Ominira Networks, LLC (“Ominira”), a Delaware limited liability corporation, that is affiliated with Innovative Computing Group, Inc., the founder of QuikCAT. The closing occurred on July 15, 2005, with an effective date of July 1, 2005.

As part of this transaction, the company is selling the subsidiary, including the remaining rights and assets of QuikCAT which were acquired out of Chapter 11 bankruptcy on June 10, 2004. In addition, the company is assigning its intellectual property rights related to the Miliki Supercompressor product and any additions, developments and modifications related to certain projects and products, and Ominira is assuming certain IAG liabilities. The total purchase price is $620,000, which will be paid with a note that is due in installments from September 2005 to June 2006. The note is secured by the assets sold to Ominira.

The company has assumed the rights and obligations under the previously announced divestitures of its the Internet accelerator business outside of North America and in North America to its joint venture partner QuikCAT Australia Pty Ltd and its affiliate NanoCAT Technologies Pte Ltd.

The company’s CEO, Alan Margerison, said, “the company divested the remaining holdings related to QuikCAT because it is no longer core to our operations and the closing of license sales was more difficult than we expected. Further, the divestiture should reduce our annual loss by approximately $450,000.”

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired - None.
(b)	Pro Forma financial information - None.
(c)	Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement signed July 15, 2005 and effective July 1, 2005 among IA Global, Inc., IA Global Acquisition Co. Ltd. and Ominira Networks, LLC.
2.2	Senior Secured Promissory Note signed July 15, 2005 and effective July 1, 2005 by Ominira Networks, LLC.
99.1	Press release dated July 18, 2005 announcing the divestiture of IA Global Acquisition Co. and the QuikCAT Technologies Business.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statements in this press release concerning annual losses are forward-looking statements. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: July 18, 2005

By:	/s/ Alan Margerison

Alan Margerison

President and Chief Executive Officer